Exhibit 10.01

18 September 2007

PARTIALLY EXCLUSIVE LICENSE

Between

NATURALNANO, INC.

And

UNITED STATES DEPARTMENT OF THE NAVY

At

NAVAL RESEARCH LABORATORY

NRL-LIC-06-06-200

Exhibit 10.01

TABLE OF CONTENTS

PREAMBLE

Article 1. DEFINITIONS

1.1 “AFFILIATE”

1.2 “COMMERCIAL DEVELOPMENT PLAN”

1.3 “EFFECTIVE DATE”

1.4 “FIELDS OF USE”

1.5 “HALLOYSITE MICROTUBULES”

1.6 “LICENSED INVENTION”

1.7 “LICENSED PATENT(S)”

1.8 “LICENSED TERRITORY”

1.9 “LICENSEE”

1.10 “NET SALES”

1.11 “PARTIALLY EXCLUSIVE”

1.12 “PRACTICAL APPLICATION”

1.13 “REPORTING PERIOD”

1.14 “ROYALTY-BEARING PRODUCT”

1.15 “SUBLICENSE”

1.16 “SUBLICENSEE”

1.17 “SUBLICENSE REVENUE”

1.18 “TO PRACTICE THE LICENSED INVENTION”

1.19 “UNITED STATES”

Article 2. LICENSE GRANT

Article 3. LICENSEE'S PERFORMANCE

Article 4. ROYALTIES AND OTHER CONSIDERATION

4.1 License Issue Fee

4.2 Running Royalties

4.3 Patent Recovery Costs

4.4 Annual License Fee

4.5 Sublicense Fees

4.6 Method of Payment

4.7 Late Payments

4.8 Retention of Records

4.9 Audits

Article 5. PATENT MARKING AND NONENDORSEMENT

Article 6. REPRESENTATION, WARRANTIES, AND ACKNOWLEDGMENTS

Exhibit 10.01

Article 7. REPORTS

7.1 Progress Reports

7.2 Sales and Sublicense Reports

7.3 Method of Reporting

Article 8. MODIFICATION AND TERMINATION

8.1 Termination or Modification by Mutual Agreement

8.2 Termination by LICENSOR

8.3 Procedures for Termination by LICENSOR

8.4 Termination by LICENSEE

Article 9. NOTICES

Article 10. SUBLICENSING

Article 11. RESERVATION OF RIGHTS

Article 12. PROSECUTION AND LITIGATION

Article 13. GENERAL PROVISIONS

13.1 Governing Law

13.2 Complete Agreement

13.3 Severability

13.4 Interpretation of Headings

13.5 Independent Parties/Entities

Article 14. SIGNATURES

14.1 For NaturalNano, Inc.

14.2 For the Department of the Navy

Appendix A: LISTING OF PATENTS AND PATENT APPLICATIONS

Appendix B: COMMERCIAL DEVELOPMENT PLAN Submitted by NaturalNano, Inc.

Appendix C: LICENSED TERRITORY

Appendix D: KEY MILESTONES

Exhibit 10.01

PREAMBLE

This partially exclusive patent license agreement (hereinafter called "LICENSE") is made and entered into by and between the United States Department of the Navy as represented by the

Naval Research Laboratory (hereinafter called "LICENSOR"), and NaturalNano, Inc. a corporation of the state of Nevada (hereinafter called "NATURALNANO") whose headquarters are located at 15 Schoen Place, 2 floor, Pittsford, NY 14534. nd

WITNESSETH:

(1) WHEREAS Title 35 of the United States Code, section 207, authorizes Federal agencies to license their patents; and

(2) WHEREAS Title 37 of the Code of Federal Regulations, Chapter IV, Part 404

entitled “Licensing of Government Owned Inventions” sets forth the terms and conditions under which licenses may be granted; and

(3) WHEREAS the above-cited authorities provide that licensing of Federal

Government inventions will best serve the interests of the Government and the public when utilization of such inventions is promoted and such inventions are brought to PRACTICAL

APPLICATION; and

(4) WHEREAS LICENSOR has an assignment of title or sole licensing rights to the inventions disclosed and claimed in the LICENSED PATENTS; and

(5) WHEREAS LICENSOR has undivided joint ownership rights with Science

Applications International Corporation (hereinafter called SAIC) in certain of the LICENSED

PATENTS; and

(6) WHEREAS LICENSEE has supplied LICENSOR with a plan for development and

Exhibit 10.01

marketing of this invention that is hereby incorporated into this LICENSE as Appendix B, and has expressed its intention to carry out this plan upon the granting of this LICENSE; and

(7) WHEREAS LICENSEE has agreed that any products embodying this invention or produced through the use of this invention for use or sale in the UNITED STATES will be manufactured substantially in the UNITED STATES; and

(8) WHEREAS LICENSOR has published in the Federal Register of September 26,

2006 for U.S. Patent Nos. 5,492,696; 5,651,976; 5,705,191; 6,013,206; 6,250,759; 7,125,471;

U.S. Patent Application Nos. 10/863,848, and in the Federal Register of June 18, 2007 for U.S.

Patent Nos. 6,913,828 and 6,936,215 and U.S. Patent Application No. 11/229,433, notice of its intention to grant this LICENSE under the LICENSED PATENTS; and

(9) WHEREAS LICENSOR:

(a) has determined that the interest of the Federal Government and the public will best be served by the proposed license, in view of LICENSEE's intentions, plans, and ability

Exhibit 10.01

to bring the inventions described and claimed in the LICENSED PATENTS to PRACTICAL

APPLICATION or otherwise promote the inventions’ utilization by the public;

(b) has determined that the desired PRACTICAL APPLICATION has not been achieved, or is not likely expeditiously to be achieved, under any non-exclusive license that has been granted, or which may be granted, on the inventions;

(c) has determined that exclusive licensing is a reasonable and necessary incentive to call forth the investment of risk capital and expenditures to bring the inventions to

PRACTICAL APPLICATION or otherwise promote the inventions’ utilization by the public;

(d) has determined that the proposed terms and scope of exclusivity are not greater than reasonably necessary to provide the incentive for bringing the inventions to

PRACTICAL APPLICATION or otherwise promote the inventions’ utilization by the public;

and

(e) has not determined that the grant of this LICENSE will tend substantially to lessen competition or result in undue concentration in any section of the country in any line of commerce to which the technology to be licensed relates or to create or maintain other situations inconsistent with the antitrust laws; and

(10) WHEREAS LICENSOR has considered the capabilities of LICENSEE to bring the inventions to PRACTICAL APPLICATION and has found that LICENSEE is a responsible party for negotiating this LICENSE on terms and conditions most favorable to the public interest and that to grant this exclusive LICENSE would be in the public interest;

NOW, THEREFORE, in accordance with and to the extent provided by the aforementioned authorities and in consideration of the foregoing premises and of the covenants and obligations hereinafter set forth to be well and truly performed, and other good and valuable consideration, the parties hereto agree to the foregoing and as follows.

Exhibit 10.01

Article 1. DEFINITIONS

The following definitions shall apply to the defined words where such words are used in this LICENSE.

1.1 “AFFILIATE” shall mean any company, corporation, association or other business entity in which LICENSEE owns directly or indirectly a controlling interest or which owns directly or indirectly a controlling interest in LICENSEE.

1.2 “COMMERCIAL DEVELOPMENT PLAN” shall mean the plan for development and marketing submitted by LICENSEE in LICENSEE’S Application for License, with all its attachments and amendments.

1.3 “EFFECTIVE DATE” shall mean the date of the last signature of the signatories executing this LICENSE.

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1.4 “FIELDS OF USE” shall mean:

1.4.1 “Electromagnetic Shielding/Strength Enhancement Field of Use” shall mean the use of a LICENSED INVENTION in polymers, plastics, composites, paints, sealers,

fillers, varnishes, shellac, polyurethane coatings and any and all coatings applied in liquid form to provide electromagnetic shielding and/or enhanced material strength; and

1.4.2 “Cosmetic Field of Use” shall mean the use of A LICENSED

INVENTION for the elution of drugs, pigments, oils, tanning agents, tan suppression agents,

fragrances and/or all other substances from cosmetics; and

1.4.3 “Odor Masking Field of Use” shall mean the use of A LICENSED

INVENTION in absorbent materials for the elution of substances that mask odors for the purpose of masking odors; and

1.4.4 “Eluting Bandage Field of Use” shall mean the use of a LICENSED

INVENTION in bandages or in polymer coatings on bandages for the elution of any and all substances for wound care on humans for the elimination of infection, the enhancement of healing or the promotion of clotting to reduce bleeding; and

1.4.5 “Agricultural Field of Use” shall mean the use of a LICENSED

INVENTION for the release of pesticides, herbicides, fungicides, fertilizers, or any and all other substances used to promote growth and/or for the protection of plants; and

1.4.6 “Vertebrate Aversion Field of Use” shall mean the use of a LICENSED

INVENTION for the elution of any substance to repel birds and other vertebrates; and

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1.4.7 “Ink and Paper Field of Use” shall mean the use of a LICENSED

INVENTION for any and all purposes in inks, papers or other printing substrates, or combinations thereof; and

1.4.8 “Electronics Field of Use” shall mean the use of the a LICENSED

INVENTION for display devices, field emitters, capacitors, or any and all other electronic component or device; and

1.4.9 “Fabrics and Textiles Field of Use” shall mean the use of a LICENSED

INVENTION for the elution of any and all substances and/or to provide enhanced strength in fabrics and textiles used for clothing and other covering materials, including but not limited to upholstery materials and carpeting; and

1.4.10 “Other Fields of Use” shall mean any and all applications, uses, and/or processes covered by any claim of a LICENSED INVENTION not specifically included in the

“Fields of Use” in Article 1.4.1 – 1.4.10. Other fields of use shall not include the following:

(i) “Field of Use of Building Materials”, which shall mean the use of

HALLOYSITE MICROTUBULES for the elution of any and all

substances from them and/or the use of metal coated microtubules as a biocide in:

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1.4.10.1 grouts, cements, parging materials, stuccos, and mortars; and

1.4.10.2 wallboards, and cellulose-based materials such as wallboard papers, wallpapers, particleboard, paneling, medium density

fiberboard (MDF) paneling, plywood, chipboard, and ceiling

tile; and

1.4.10.3 caulks, sealants and adhesives; and

1.4.10.4 high pressure laminates, including wall, counter top and floor coverings or components thereof; and

1.4.10.5 ceramics, cultured marbles, and tiles; and

1.4.10.6 non-cellulose (i.e. polymer) based wallpapers, paneling, and other wall, counter top, and floor coverings or components; and

1.4.10.7 insulations;

(ii) “Field of Use of Paint,” which shall mean the use of a LICENSED

INVENTION for the elution of any and all substances in paints, sealers,

fillers, varnishes, shellac, polyurethane coatings, and any and all coatings applied in liquid form for the beautification or protection of structures or components thereof, marine structures - including boats, furniture, and other normally “painted” materials; and

(iii) “Field of Use of Petroleum Applications,” which shall mean the use of a LICENSED INVENTION for the elution of any and all substances for sub-surface chemical treatment in oil and gas wells and the chemical treatment of the interior surfaces of surface piping used in the petroleum industry.

Exhibit 10.01

1.5 “ HALLOYSITE MICROTUBULES” means hollow tubule structures comprised of halloysite clay.

1.6 “LICENSED INVENTION” means any invention claimed in a LICENSED

PATENT.

1.7 “LICENSED PATENT(S)” means (i) the patents and patent applications as identified and listed in Appendix A, and (ii) any patent issuing thereon and (iii) any re-

examination, re-issue, continuation, or division thereof (to the extent that the inventions in those applications are claimed in the parent applications on the EFFECTIVE DATE) and any foreign counterparts filed or issued in the LICENSED TERRITORY.

1.8 “LICENSED TERRITORY” shall mean those geographic locations listed in the attached Appendix C.

Exhibit 10.01

1.9 “LICENSEE” means NATURALNANO.

1.10 “NET SALES" shall mean the gross amount billed by LICENSEE for the

ROYALTY-BEARING PRODUCT sold by LICENSEE or AFFILIATES to non-LICENSEES and not returned, that is manufactured, sold, or used in the LICENSED TERRITORY. NET

SALES do not include (i) customary trade, quantity, or cash discounts to the extent actually allowed and taken; (ii) to the extent separately stated on invoices, taxes levied on the production,

sale, transportation, delivery or use of a ROYALTY-BEARING PRODUCT paid by

LICENSEE; and (iii) to the extent separately stated on invoices, outbound transportation costs.

A ROYALTY-BEARING PRODUCT shall be considered to be sold on the earlier date of receipt of payment for a ROYALTY-BEARING PRODUCT or ninety (90) days after billing.

1.11 “PARTIALLY EXCLUSIVE” means exclusive within the FIELDS OF USE, as set forth in Article 2, below.

1.12 “PRACTICAL APPLICATION” means to manufacture, in the case of a composition or product, to practice, in the case of a process or method, or to operate, in the case of a machine or system, and, in each case, under such conditions as to establish that the

LICENSED INVENTIONS are being utilized and that their benefits are, to the extent permitted by law and Government regulations, available to the public on reasonable terms.

1.13 "REPORTING PERIOD" shall begin on the first day of each calendar year and end on the last day of such calendar year.

1.14 “ROYALTY-BEARING PRODUCT” means any product that, in whole or in part, is made or used according to, embodies, or is produced through the application of an invention covered by any claim of the LICENSED PATENTS.

1.15 “SUBLICENSE” means a license granted by LICENSEE to a third party to enable such third party to exploit a LICENSED INVENTION and/or LICENSED PATENT for its own

account.

Exhibit 10.01

1.16 “SUBLICENSEE” means the third party to a SUBLICENSE.

1.17 “SUBLICENSE REVENUE” means all license fees, milestone payments,

minimum royalties, running royalty revenues and other sums including the fair market value of any non-cash fees received by LICENSEE from SUBLICENSES in the LICENSED

TERRITORY, but excluding (i) revenues contractually specified for research and development efforts in the FIELDS OF USE, (ii) loans to LICENSEE and (iii) investments in the purchase of stock of LICENSEE on a fair value basis.

1.18 “TO PRACTICE THE LICENSED INVENTION" means to make, have made,

use, sell, offer to sell, import, lease, or otherwise dispose of according to law any machine,

article of manufacture, composition of matter, or process physically embodying or made according to a LICENSED INVENTION by or on behalf of LICENSEE.

1.19 “UNITED STATES” means the United States of America, its territories and possessions, the District of Columbia, and the Commonwealth of Puerto Rico.

Exhibit 10.01

Article 2. LICENSE GRANT

2.1 Subject to the receipt of documentation of assignment from SAIC and Dana

Leamann as hereinafter described, LICENSOR grants to LICENSEE a PARTIALLY

EXCLUSIVE right and license TO PRACTICE THE LICENSED INVENTIONS for each

LICENSED PATENT throughout the LICENSED TERRITORY in the FIELDS OF USE until each LICENSED PATENT expires commencing on the EFFECTIVE DATE, unless the

LICENSE is sooner modified or terminated in whole or in part. LICENSOR grants LICENSEE the right to sublicense the LICENSED INVENTIONS pursuant to Article 10. Except as provided herein, the LICENSE is not transferable or assignable.

If SAIC has not provided to the Naval Research Laboratory (NRL) by the

EFFECTIVE DATE documentation of the assignment to NRL of the rights of SAIC and Dana

Leamann to U.S. Patent No. 7,125,476, the rights granted to LICENSEE hereunder to said patent shall be non-exclusive from the EFFECTIVE DATE until such time as documentation of the assignment to said patent is received by NRL.

2.1.1 LICENSEE shall, on the fifth (5th) anniversary of the EFFECTIVE DATE,

notify LICENSOR of its intent to retain or its intent to terminate the LICENSE herein granted to each FIELD OF USE as specified in Article 1.4.1 to 1.4.10. Terminination as to any FIELD OF

USE shall relieve LICENSEE of the “per FIELD OF USE” obligation of Aricles 4.3.

2.1.2 LICENSEE shall, on the fifth (5th) anniversary of the EFFECTIVE DATE,

notify LICENSOR of any and all applications of the LICENSED INVENTIONS for “Other

Fields of Use” for which LICENSEE wishes to retain the LICENSE granted herein. Such applications shall be defined and shall become LICENSED FIELDS OF USE.

2.2 For purposes of Article 2.1, in the event of a conflict between the definitions of (i)

Articles 1.4.1 to 1.4.9 and (ii) the definitions of Articles 1.4.10 (i), (ii), (iii), or (iv), Articles 1.4.1

to 1.4.9 shall prevail.

Exhibit 10.01

2.3 LICENSOR grants to NATURALNANO the right to extend the LICENSE granted hereunder to one or more AFFILIATES, subject to the terms and conditions hereof,

provided that the AFFILIATE is not directly or indirectly controlled by a foreign company,

corporation, association, business or government.

2.4 The LICENSE is nonassignable without written approval of LICENSOR except that assignment is permitted (i) in the event of a merger or acquisition of NATURALNANO or

(ii) to the successor to that part of NATURALNANO’s business to which the LICENSED

PATENTS pertain, provided that the merged company or successor is not directly or indirectly controlled by a foreign company, corporation, association, business or government and provided the successor shall carry out the COMMERCIAL DEVLOPMENT PLAN to bring the LICENSED INVENTIONS to PRACTICAL APPLICATION as set forth in this

Agreement, or such other plan as may be mutually agreed upon by the successor and

LICENSOR.

Exhibit 10.01

Article 3. LICENSEE’S PERFORMANCE

3.1 LICENSEE agrees to exercise commercially reasonable diligence to carry out the

COMMERCIAL DEVELOPMENT PLAN to bring one or more LICENSED INVENTION to

PRACTICAL APPLICATION by October 1, 2009. LICENSEE will, thereafter, continue to make the benefits of the LICENSED INVENTIONS reasonably accessible to the public for the remainder of the period of the LICENSE.

3.2 LICENSEE agrees to achieve the milestones as identified and set forth in Appendix

D.

3.3 LICENSEE agrees that, during the period of the LICENSE, all ROYALTY-

BEARING PRODUCTS will be manufactured substantially in the UNITED STATES.

3.4 LICENSEE agrees to report promptly to LICENSOR any changes in its mailing address, name or company affiliation during the period of the LICENSE.

3.5 LICENSEE agrees to report within thirty (30) days discontinuance of

LICENSEE'S making the benefits of the LICENSED INVENTION reasonably accessible to the

United States public.

Article 4. ROYALTIES AND OTHER CONSIDERATION

4.1. License Issue Fee

NATURALNANO shall pay to LICENSOR a non-refundable license issue fee in the amount of five hundred thousand dollars ($500,000) payable as follows: Fifty thousand dollars ($50,000) due upon the EFFECTIVE DATE; of which ten thousand dollars ($10,000)

shall be allocated to the final minimum annual license fee due and payable for NRL-LIC-04-26-

Exhibit 10.01

164; fifty thousand dollars ($50,000) due by April 1, 2008; one hundred thousand dollars

($100,000) due by June 30, 2008; one hundred thousand dollars ($100,000) due by December 31,

2008; one hundred thousand dollars ($100,000) due by June 30, 2009; and one hundred thousand dollars ($100,000) due by December 31, 2009.

4.2 Running Royalties

LICENSEE shall pay royalties to LICENSOR of five percent (5%) of NET SALES to non-licensees. Royalties will not be paid to LICENSOR, nor shall they be charged or collected,

on items sold directly to instrumentalities of the U.S. Government or for known and verifiable

U.S. Government end use. Such sales of ROYALTY-BEARING PRODUCT with established list or catalog prices shall have their prices reduced by an amount equal to that part of the established price attributable to the royalty.

If any ROYALTY BEARING PRODUCTS are subject to the payment of royalties by

LICENSEE under separate license(s) with one or more third party licensor(s), LICENSEE shall provide LICENSOR with copies of such license(s). In the event that such license(s) substantially

Exhibit 10.01

material to the manufacture, sale, or use of the ROYALTY BEARING PRODUCTS, the running royalty payable to the LICENSOR shall be (i) one (1) divided by (ii) one (1) plus the number of

Third Parties to which royalties are payable as to that ROYALTY BEARING PRODUCT;

multiplied by (iii) five percent (5%), but in no event shall the applicable running royalty payable to the LICENSOR be less than the greater of 2.0% of NET SALES or that royalty payable to any third party licensor(s). In order for the reduction to apply, the LICENSEE shall provide documentary evidence to LICENSOR of royalties paid to third party licensors, along with

LICENSEE’s annual sales report in accordance with Article 7.2. The reduction of the running royalty shall not apply with respect to any third party licenses that were in effect on or before the

EFFECTIVE DATE unless copies of such license(s) have been provided to the LICENSOR at least ten (10) days prior to the EFFECTIVE DATE or the date of signature of the Government representative, whichever is earlier. The reduction of the running royalty shall not apply to licenses between LICENSEE and its AFFILIATES.

4.3 Annual Minimum Royalties

In addition to the foregoing provision for the payment of running royalties on NET

SALES, LICENSEE agrees to pay an annual guaranteed minimum royalty of seventy six thousand six hundred sixty seven dollars ($76,667) for calendar year 2008, one hundred forty four thousand three hundred thirty three dollars ($144,333) for calendar year 2009, two hundred twelve thousand dollars ($212,000) for calendar year 2010, two hundred seventy nine thousand six hundred sixty seven dollars ($279,667) for calendar year 2011, and three hundred forty seven thousand three hundred thirty three dollars ($347,333) for calendar year 2012. For each calendar year thereafter throughout the period of the LICENSE, LICENSEE shall pay an annual minimum royalty of thirty thousand dollars ($30,000) per FIELD OF USE as described in Article 1.4. The annual minimum royalty for calendar year 2008 shall be paid on the EFFECTIVE DATE, the minimum royalty for each subsequent calendar year shall be paid on or before October 31 of the preceding calendar year and will be credited toward any payment of running royalties to accrue

Exhibit 10.01

during the calendar year following payment. Such annual minimum royalty payments are not refundable in whole or in part, and unapplied credits will not carry forward into subsequent calendar years.

4.4 Sublicense Fees

LICENSEE shall pay to LICENSOR twenty-five percent (25%) of all SUBLICENSE

REVENUE.

If any SUBLICENSE REVENUES are subject to the payment of fees by LICENSEE under separate license(s) with one or more third party licensor(s), LICENSEE shall provide

LICENSOR with copies of such license(s). In the event that such license(s) are substantially material to the manufacture, sale, or use of the ROYALTY BEARING PRODUCTS, the

SUBLICENSE REVENUE payable to the LICENSOR shall be (i) one (1) divided by (ii) one (1)

plus the number of third parties to which fees are payable as to that SUBLICENSE; multiplied by (iii) twenty five percent (25%), but in no event shall the applicable SUBLICENSE

REVENUE payable to the LICENSOR be less than the greater of 10.0% of SUBLICENSE

REVENUE or the fees payable to any third party licensor(s). In order for the reduction to apply,

the LICENSEE shall provide documentary evidence to LICENSOR of fees paid to third party licensors, along with LICENSEE’s annual sub license fee report in accordance with Article 7.2.

Exhibit 10.01

The reduction of SUBLICENSE REVENUES shall not apply with respect to any third party licenses that were in effect on or before the EFFECTIVE DATE unless notice of the provisions of such license(s) has been provided in writing by the LICENSEE to the LICENSOR at least ten

(10) days prior to the EFFECTIVE DATE or the date of signature of the Government representative, whichever is earlier. The reduction of the running royalty shall not apply to licenses between LICENSEE and its AFFILIATES.

4.5 Method of Payment

LICENSOR shall notify LICENSE on the EXECUTION DATE the portion of the initial fifty thousand dollar ($50,000) license issue fee to be paid to LICENSOR and the portion to be paid to SAIC. LICENSEE shall thereafter notify LICENSOR thirty (30) days prior to the due date, the portion of installments of the license issue fee to be paid to each of LICENSOR and

SAIC.

LICENSOR shall notify LICENSEE on the EXECUTION DATE the portion of the seventy six thousand six hundred sixty seven dollar ($76,667) minimum annual royalty due on the EXECUTION DATE for calendar year 2008 to be paid to LICENSOR and to be paid to

SAIC. LICENSEE shall thereafter notify LICENSOR the portion of the minimum annual royalty payable to each of the LICENSOR and SAIC by October 1 of each year that such minimum annual royalty is due.

LICENSEE shall send to LICENSOR and SAIC all running royalties and sublicense fees that accrue between January 1 and December 31 of each year by May 1 of the following year.

The final royalty payment and sublicensing fees shall be due within sixty (60) days of expiration or termination of the LICENSE. LICENSOR within forty five (45) days of receipt of the sales report and sublicense fee report of Article 7 shall determine the share of the running royalties and sublicense fees that shall be paid to LICENSOR and SAIC respectively and shall notify

LICENSEE of such determination. All royalty payments and sublicense fees sent to LICENSEE

Exhibit 10.01

and SAIC shall be accompanied by a sales report, sublicense fee report in accordance with

Article 7, and a copy of the notification of share determination from LICENSOR.

All payments due LICENSOR under the LICENSE shall be made payable in

United States dollars to:

Department of the Navy

and mailed to:

Office of Naval Research

Office of Corporate Counsel (ONR BDCC)

One Liberty Center

875 North Randolph Street

Arlington, VA 22203-1995

Exhibit 10.01

All payments due SAIC under the LICENSE shall be made payable in United States dollars to:

SAIC

and mailed to:

SAIC

P.O. Box 223058

Pittsburgh, PA 15251-2058

with a copy to:

SAIC

Attn: Lee Ann Walter

Mail Stop R-4-5

11251 Roger Bacon Drive

Reston, VA 20190

Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States, as reported in the Wall Street Journal, on the last working date of the applicable calendar year. Such payments shall be without deduction of exchange,

collection, or other charges, and specifically, without deduction of withholding or similar taxes or other government-imposed fees or taxes, except as permitted in the definition of NET SALES.

4.9 Late Payments

Payments made by LICENSEE after the due date shall include interest at the rate of one percent (1%) per month or part month late. Further, if the annual license fee is not paid within two (2) months of the due date, together with any surcharge and interest due, this

LICENSE may be terminated by LICENSOR upon ten (10) business days notice from

LICENSOR in accordance with Article 8.2(F).

Exhibit 10.01

4.10 Retention of Records

LICENSEE agrees to make and keep, and shall require its AFFILIATES and

SUBLICENSEES to make and keep, full, accurate and complete books and records (together with supporting documentation) as are necessary to establish its compliance with Article 4. Such records shall be retained for at least three (3) years following the end of the calendar year to which they relate.

4.11 Audits

LICENSEE agrees that LICENSOR may, if LICENSOR so desires at a future time or times, but no more than once per calendar year and on at least ten (10) business days notice, have a duly authorized agent or representative in LICENSOR's behalf examine all books and records and supporting documentation described in the preceding section, either at

LICENSEE'S business premises or at a place mutually agreed upon by LICENSEE and

LICENSOR for the sole purpose of verifying reports and payments hereunder. In conducting examinations pursuant to this paragraph, LICENSOR’s representative shall have access to all

Exhibit 10.01

records that LICENSOR reasonably believes to be relevant to the calculation of royalties under

Article 4. If a royalty payment deficiency is determined, LICENSEE shall pay the royalty deficiency outstanding within thirty (30) days of receiving written notice thereof. Payments made by LICENSEE after the due date shall include interest at the rate of one percent (1%) per month or part month late, plus a two percent (2%) surcharge. Such examination by

LICENSOR’s representative shall be at LICENSOR’s expense, except that, if such examination shows an underreporting or underpayment in excess of five percent (5%) for any twelve (12)

month period or Twenty Five Thousand Dollars ($25,000), whichever is greater, then

LICENSEE shall pay the reasonable cost of such examination.

Article 5. PATENT MARKING AND NONENDORSEMENT

LICENSEE hereby agrees to mark each ROYALTY-BEARING PRODUCT

under this LICENSE (or when the character of the product precludes marking, the package containing any such ROYALTY-BEARING PRODUCT) with the notation "Licensed under U.S.

Patent Nos. (LICENSEE shall insert the appropriate patent numbers) issued to the United States of America, as represented by the Secretary of the Navy." LICENSEE agrees not to create the appearance that LICENSOR endorses LICENSEE'S business or products.

Article 6. REPRESENTATIONS, WARRANTIES, AND ACKNOWLEDGMENTS

6.1 LICENSOR makes no warranties or representations of any kind or nature regarding the patentability of any LICENSED INVENTION or the validity, scope, or enforceability of the LICENSED PATENT, or any claims therein.

6.2 LICENSOR makes no warranties or representations of any kind or nature with respect to the practice, including but not limited to freedom to operate, of any LICENSED

INVENTION or regarding any ROYALTY-BEARING PRODUCT, nor assumes any liability therefore.

Exhibit 10.01

6.3 Neither the grant of this LICENSE nor anything contained in or related to the grant of this LICENSE is intended nor shall be construed to confer upon LICENSEE or any other person immunity from or defenses under the antitrust laws, a charge of patent misuse, or any other provision of law (of any jurisdiction) by reason of the source of the grant or otherwise.

6.4 Neither this LICENSE nor anything contained herein is intended nor shall be construed to grant to LICENSEE any kind or nature of rights in any inventions or patents other than the LICENSED INVENTION and the LICENSED PATENT.

6.5 LICENSEE acknowledges that it is subject to and shall comply with all applicable

United States laws, regulations, and Executive orders, pertaining to exporting from the United

States. LICENSEE shall not export, or assist others in the export, of any ROYALTY-BEARING

PRODUCT or information related to the practice of the LICENSED INVENTIONS without first having, solely at its own expense, identified and obtained all required export licenses and authorizations.

Exhibit 10.01

Article 7. REPORTS

7.1 Progress Reports

LICENSEE shall submit semiannual progress reports on its efforts to achieve

PRACTICAL APPLICATION of the LICENSED PATENTS. The first report is due six months after the EFFECTIVE DATE, and subsequent reports shall be made every six months thereafter until such time as at least one LICENSED INVENTION has been brought to the point of

PRACTICAL APPLICATION for each FIELD OF USE. Progress reports shall describe in detail LICENSEE’s efforts toward carrying out its COMMERCIAL DEVELOPMENT PLAN.

Progress reports shall also include a discussion of the actual number of staff and expenditures directed toward the commercialization effort since the preceding report. Progress reports shall also contain: a description of efforts to commercialize the LICENSED INVENTIONS by any sublicensees; information within LICENSEE’s knowledge pertaining to any commercial use being made of the LICENSED INVENTIONS; and, any other information that LICENSOR and

LICENSEE agree is pertinent to the commercialization effort.

7.2 Sales and Sublicense Fee Report

After the first commercial sale of a LICENSED INVENTION, LICENSEE shall submit an annual sales report detailing the sales activity of ROYALTY-BEARING PRODUCTS during the preceding calendar year to include: dates of sales; quantities of each ROYALTY-

BEARING PRODUCT sold; identification of the LICENSED PATENTS covering each

ROYALTY-BEARING PRODUCT, NET SELLING PRICE; and, the total amount of royalties paid for the year. The annual sales report shall be submitted, regardless of the volume of sales,

by March 1 with a determination of any royalty payments due in accordance with Article 4. A final sales report is due sixty (60) days after the expiration or termination of this LICENSE.

After the first sublicense of a LICENSED INVENTION, LICENSEE shall submit an annual sublicensing fee report detailing the licensing activity of the LICENSED INVENTIONS

Exhibit 10.01

during the preceding calendar year to include: a listing of all sublicenses in effect during any part of the preceding calendar year, dates of receipt of sublicensing revenue for each sublicense; and,

the total amount of sublicensing fees to be paid for the year. The annual sublicensing report shall be submitted, regardless of the whether any sublicensing fees were received, by March 1. If any sublicense is covered by a claim or claims of more than one LICENSED PATENT, the sublicense report shall also identify each of the LICENSED PATENTS covering that sublicense.

A final sublicense report is due sixty (60) days after the expiration or termination of this

LICENSE.

7.3 Method of Reporting

All reports shall be submitted to:

Naval Research Laboratory

Technology Transfer Office

4555 Overlook Avenue, SW

Washington, DC 20375

Exhibit 10.01

Article 8. MODIFICATION AND TERMINATION

8.1 Termination or Modification by Mutual Agreement

Any modification or termination of this LICENSE by mutual agreement shall be evidenced in writing and signed by both parties.

8.2 Termination by LICENSOR

LICENSOR may terminate this LICENSE, in whole or in part, if:

(a) LICENSEE is not executing the COMMERCIAL DEVELOPMENT PLAN;

(b) LICENSOR determines that such action is necessary to meet requirements for public use as specified in Federal regulations issued after the date of this LICENSE and such requirements are not reasonably being satisfied by LICENSEE;

(c) LICENSEE willfully made a material false statement of or willfully omitted a material fact in its application for license or in any report required by this LICENSE;

(d) LICENSEE has been found by a court of competent jurisdiction to have violated Federal antitrust laws or any other provision of law in connection with its performance under this LICENSE;

(e) LICENSEE commits a material breach of a covenant contained in this

LICENSE, including but not limited to the covenants in Article 3; other than a breach resulting in automatic termination; or,

Exhibit 10.01

(f) LICENSEE defaults in the payment of any amount due to LICENSOR or

SAIC and fails to cure such default within thirty (30) calendar days after the date of written notice thereof from LICENSOR.

8.3 Procedures for Termination by LICENSOR

8.3.1 Termination of the LICENSE by LICENSOR shall not terminate any

SUBLICENSE, so long as the SUBLICENSEE pays all amounts otherwise due to LICENSOR from LICENSEE.

8.3.2 Before terminating this LICENSE, in whole or in part, for any reason other than by mutual agreement or under the automatic termination provisions, LICENSOR shall furnish LICENSEE and each SUBLICENSEE of record a written notice of intention to terminate stating the reason(s) therefor. LICENSEE shall be allowed thirty calendar (30) days after the date of the notice (or such other period as may be agreed to by the parties) to remedy any deficiency stated in the notice as the reason for termination or to show cause why this LICENSE should not be terminated.

Exhibit 10.01

8.3.3 After the expiration of thirty (30) calendar days following the date of the notice, LICENSOR shall consider any matter submitted by LICENSEE and provide a written determination about termination of the LICENSE to LICENSEE and all SUBLICENSEES.

8.3.4 LICENSEE has a right to appeal, in accordance with procedures prescribed by the Chief of Naval Research, any decision or determination of LICENSOR concerning the interpretation, modification, and/or termination (in whole or in part) of this

LICENSE.

8.4 Termination by LICENSEE

8.4.1 LICENSEE may terminate this LICENSE by providing a written notice of termination to LICENSOR. LICENSEE’s written notice must include LICENSEE’s statement that LICENSEE will not PRACTICE THE LICENSED INVENTION after the LICENSE terminates. LICENSEE’s written notice shall specify the effective date of termination.

8.4.2 In the event of termination of this Agreement by LICENSEE:

8.4.2.1 Any SUBLICENSES then in effect shall remain in effect in accordance with their terms;

8.4.2.2 LICENSOR shall be substituted for LICENSEE as the Licensor of each SUBLICENSE; and,

8.4.2.3 Any payments under the SUBLICENSE shall be allocated between LICENSOR and LICENSEE, as though this AGREEMENT remained in effect with the proviso that the twenty five percent (25%) of SUBLICENSE REVENUE of Article 4.7 shall become fifty percent (50%).

Article 9. NOTICES

Exhibit 10.01

9.1 All notices required under this LICENSE shall be considered timely made if properly addressed and sent via commercial overnight delivery service or Express Mail by the due date.

9.2 All communications and notices required to be made to LICENSOR shall be addressed as follows:

Naval Research Laboratory

Technology Transfer Office

4555 Overlook Avenue, SW

Washington, DC 20375

Exhibit 10.01

9.3 All communications and notices required to be made to LICENSEE shall be addressed as follows:

President

NaturalNano, Inc.

15 Schoen Place

Pittsford, NY 14534.

with a copy to:

General Counsel

NaturalNano, Inc.

15 Schoen Place

Pittsford, NY 14534.

Article 10. SUBLICENSING

10.1 LICENSEE may grant sublicenses upon such terms and conditions that

LICENSEE may negotiate with its SUBLICENSEE(S) subject to the following requirements and restrictions:

(a) LICENSEE shall obtain the advance written approval of LICENSOR for each SUBLICENSE that LICENSEE desires to grant, which consent shall be promptly considered and not unreasonably withheld and any SUBLICENSE granted by LICENSEE that does not comply with this requirement shall be voidable at the sole option of LICENSOR.

(b) LICENSEE shall submit any requests to approve a SUBLICENSE to

LICENSOR and LICENSOR shall review and approve or disapprove the request within sixty

(60) days. Any disapproval shall include a detailed explanation of the reasons for disapproval.

Exhibit 10.01

Failure to approve or disapprove a request within thirty (60) days after receipt shall be deemed an approval.

(c) LICENSEE shall ensure that each SUBLICENSE shall be in writing and make express reference to this LICENSE and the rights retained by LICENSOR.

(d) LICENSEE shall ensure that nothing in any SUBLICENSE derogates any provision of this LICENSE, and that no provision of any SUBLICENSE is contrary to any applicable law or regulation.

(d) LICENSEE shall ensure that each sublicense includes a provision that the sublicense shall be automatically modified with termination of this LICENSE.

(e) Within thirty (30) calendar days after the issuance or modification of any

SUBLICENSE hereunder, LICENSEE shall furnish LICENSOR with an exact copy of the

SUBLICENSE or modification thereof.

10.2 The granting of any SUBLICENSE by LICENSEE shall in no way relieve

LICENSEE from any of the requirements or restrictions of this LICENSE.

Exhibit 10.01

10.3 LICENSOR’s consideration of Third Party License Applications

10.3.1 After three (3) years from the EFFECTIVE DATE, if a third party submits an application for a license to practice any of the LICENSED INVENTIONS in any part of the

LICENSED TERRITORY in any of the FIELDS OF USE (hereinafter "THIRD PARTY

APPLICATION”), LICENSOR shall so notify LICENSEE of the fact that such an application has been submitted (but not the identity of the submitter or the specific details of the application other than to identify the LICENSED INVENTIONS and the FIELD OF USE applied for).

10.3.2 If LICENSEE has an existing plan to bring the identified LICENSED

INVENTIONS to PRACTICAL APPLICATION within the FIELD OF USE described in the

THIRD PARTY APPLICATION within one (1) year of the date of notification, LICENSEE shall, within sixty (60) days of notification, submit for review by LICENSOR the plan including appropriate milestones for achieving PRACTICAL APPLICATION of the LICENSED

INVENTIONS in the FIELD OF USE described in the THIRD PARTY APPLICATION.

LICENSOR shall respond to LICENSEE’s submission within sixty (60) days. If the plan is realistic and consistent with reasonable and customary business practices, the plan shall be approved. If LICENSEE's plan with milestones is approved, LICENSEE agrees to carry out the plan and to complete the milestones (which are deemed to be KEY MILESTONES for purposes of Article 8.3) within the times prescribed. If the KEY MILESTONES of the plan are not accomplished within the times specified, LICENSOR may proceed to negotiate a license

(nonexclusive or partially exclusive) with the third party for the practice of the LICENSED

INVENTIONS described in the THIRD PARTY APPLICATION. If LICENSEE's plan with milestones is not approved, LICENSOR shall notify LICENSEE of its specific objections.

LICENSEE may respond to such specific objections within thirty (30) days.

10.3.3 If LICENSEE does not have an existing plan to bring the identified

LICENSED INVENTIONS to PRACTICAL APPLICATION in the FIELD OF USE described in the THIRD PARTY APPLICATION within two (2) years of the date of notification, and

LICENSEE desires to commercialize the identified LICENSED INVENTIONS in that FIELD

OF USE, LICENSEE shall so notify LICENSOR within thirty (30) days. LICENSEE shall,

Exhibit 10.01

within sixty (60) days of such notification, submit for review by LICENSOR, a plan with appropriate milestones for achieving PRACTICAL APPLICATION of the LICENSED

INVENTIONS in the FIELD OF USE described in the THIRD PARTY APPLICATION.

LICENSOR shall respond to LICENSEE’s submission within sixty (60) days. If the plan is realistic and consistent with reasonable and customary business practices, the plan shall be approved. If LICENSEE's plan with milestones is approved, LICENSEE agrees to carry out the plan and to complete the milestones (which are deemed to be KEY MILESTONES for purposes of Article 8.3) within the times prescribed. If the KEY MILESTONES of the plan are not accomplished within the times specified, LICENSOR may proceed to negotiate a license

(nonexclusive or partially exclusive) with the third party for the practice of the LICENSED

INVENTIONS described in the THIRD PARTY APPLICATION. If LICENSEE's plan with milestones is not approved, LICENSOR shall notify LICENSEE of its specific objections.

LICENSEE may respond to such specific objections within thirty (30) days.

10.3.4 LICENSEE may elect to not submit a plan. If LICENSEE elects to not submit a plan, it shall so notify LICENSOR within thirty (30) days of notification. If

Exhibit 10.01

LICENSEE elects not to submit a plan, or if any submitted plan is disapproved, it may elect to negotiate a sublicense with the third party (in which case, the third party will be notified by the

LICENSOR that it may directly contact the LICENSEE). LICENSEE shall engage in good faith negotiations with the third party for a sublicense. If a sublicense with reasonable and customary terms is not agreed to with the third party within sixty (60) days following notice from

LICENSEE of it's intent to not file a plan, the LICENSOR may partially terminate the LICENSE for LICENSED INVENTIONS identified in the THIRD PARTY APPLICATION and negotiate a license with the third party for the LICENSED INVENTIONS identified in the THIRD

PARTY APPLICATION.

10.3.5 If LICENSOR grants licenses with respect to any THIRD PARTY

APPLICATION under Article 10.3.1 to 10.3.4 those license grants shall not abrogate any other rights and licenses granted to LICENSEE in this agreement.

Article 11. RESERVATION OF RIGHTS

11.1 LICENSOR has the right to require LICENSEE to promptly grant sublicenses to responsible applicants on reasonable terms when necessary to fulfill health and safety needs of the public to the extent such needs are not being reasonably satisfied by LICENSEE and its sublicensees. LICENSEE agrees to grant such sublicenses and to defer to the determination of

LICENSOR that the health and safety needs of the public are not being reasonably satisfied.

11.2 This LICENSE is subject to the irrevocable, royalty-free right of the Government of the United States TO PRACTICE AND HAVE PRACTICED THE LICENSED INVENTION

throughout the world by or on behalf of the United States and by or on behalf of any foreign government or intergovernmental or international organization pursuant to any existing or future treaty or agreement with the Government of the United States.

Exhibit 10.01

Article 12. PROSECUTION AND LITIGATION

12.1 LICENSOR shall diligently prosecute and maintain the LICENSED PATENT,

and, if requested by LICENSEE and permitted by law and regulation, provide LICENSEE with copies of all relevant documentation. LICENSEE agrees not to disclose to others such documentation without prior written approval from LICENSOR.

12.2 Notwithstanding Article 9, any notice by LICENSEE pertaining to patent prosecution under this Article shall be addressed to:

Office of Naval Research

Office of Corporate Counsel (ONR BDCC)

One Liberty Center

875 North Randolph Street

Arlington, VA 22203-1995

with copy to:

Exhibit 10.01

Naval Research Laboratory

Technology Transfer Office

4555 Overlook Avenue, SW

Washington, DC 20375

12.3 LICENSOR does not by granting this LICENSE transfer any property rights in the LICENSED INVENTIONS. During the period that this LICENSE is PARTIALLY

EXCLUSIVE, NATURLANANO may request from LICENSOR (pursuant to the provisions 35

U.S.C. Chapter 29), the right of enforcement of the LICENSED PATENT, which right of enforcement shall not be unreasonably withheld. LICENSEE shall take no action with respect to enforcement of the LICENSED PATENT without the prior written consent of LICENSOR.

LICENSEE shall pay LICENSOR one-half (1/2) of any amounts recovered from any authorized enforcement actions, after deduction of LICENSEE’s documented costs of enforcement, but royalties paid as part of a settlement agreement which includes a sublicense shall, after deduction of LICENSEE’s documented costs of enforcement be deemed to be SUBLICENSE REVENUE.

LICENSEE agrees that LICENSOR may notify all other actual or potential licensees of the

LICENSED PATENT in fields of use or territories not covered by the LICENSE of this provision and any enforcement actions LICENSOR has authorized to be taken by the

LICENSEE.

Article 13. GENERAL PROVISIONS

13.1 Governing Law

This LICENSE shall be governed by and construed in accordance with applicable

United States Federal Law, Regulations, Directives, and Instructions.

13.2 Complete Agreement

Exhibit 10.01

This LICENSE constitutes the complete understanding and agreement between

LICENSOR and LICENSEE and supersedes any prior understanding or written or oral agreement relative to the subject matter of this LICENSE.

13.3 Severability

The illegality or invalidity of any Article of this LICENSE shall not impair,

affect, or invalidate any other Article of this LICENSE.

13.4 Interpretation of Headings

Headings of the Articles of this LICENSE are for convenience of reference only and do not form a part of this LICENSE and shall in no way affect the interpretation thereof.

Exhibit 10.01

13.5 Independent Parties/Entities

The relationship of LICENSOR and LICENSEE is that of independent parties and not as agents of each other, partners, or participants in a joint venture. LICENSOR and

LICENSEE shall each maintain sole and exclusive control over their respective personnel and operations.

Article 14. SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this LICENSE to be executed by their authorized representatives.

14.1 For NaturalNano, Inc.

I, the undersigned, am authorized to bind NaturalNano, Inc. to this LICENSE and do so by affixing my signature hereto.

Entered into this __18__ day of __September _ 2007

By: ___/s/Cathy A Fleischer_____________

(signature)

Cathy A. Fleischer, PhD., President

14.2 For the Department of the Navy

Exhibit 10.01

I, the undersigned, in accordance with 35 USC 209, am authorized to bind the

United States Department of the Navy to this LICENSE and do so by affixing my signature hereto.

Entered into this ___2_____ day of ___October__2007

By: ___/s/Daniel R. Galagan_______

D.R. GAHAGAN

Captain, U.S. Navy

Commanding Officer